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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-59636, 333-41348 and 333-41288) and on Form S-3
(Nos. 333-69578, 333-86606, 333-37994 and 333-65152) of Janus Capital Group Inc.
of our report dated February 26, 2004 relating to the financial statements of DST Systems, Inc., which appears in the DST Systems, Inc. Annual Report on Form 10-K for the year ended December 31, 2003.



/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
March 11, 2004